Exhibit 10.1

MASTER REAFFIRMATION AND AMENDMENT NO. 1 TO LOAN DOCUMENTS

THIS MASTER REAFFIRMATION AND AMENDMENT NO. 1 TO LOAN DOCUMENTS (this “Agreement”) is made as of the 31rst day of July, 2013, by and among by and among VIRTUSA CORPORATION, a Delaware corporation (the “Borrower”), INSOURCE HOLDINGS, INC., a Connecticut corporation (“Holdings”), INSOURCE, LLC, a Connecticut limited liability company (“Insource LLC” and together with the Borrower and Holdings, the “Loan Parties”), JPMORGAN CHASE BANK, N.A., as a Lender (the “Lender”) and JPMORGAN CHASE BANK, N.A. as the Administrative Agent (the “Administrative Agent”).  Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement described below.

W I T N E S S E T H:

WHEREAS, the Loan Parties, the Lender, the other Lenders from time to time party thereto, and the Administrative Agent are parties to that certain Credit Agreement dated July 30, 2010 (as amended, modified, restated or otherwise supplemented from time to time, the “Credit Agreement”) pursuant to which, among other things: (a), the Lender has extended to the Borrower a revolving loan in the principal amount of up to $3,000,000 (the “Revolving Loan”) with a sub-facility for the issuance of Letters of Credit for the account of the Borrower; (b) Holdings and Insource LLC have guaranteed the obligations of the Borrower to the Lenders; and (c) the Borrower has guaranteed the obligations of each Subsidiary of Borrower arising in connection with FX Transactions;

WHEREAS, in addition to the Credit Agreement, the Revolving Loan is evidenced by, among other things a certain Revolving Credit Note of the Borrower dated July 30, 2010 in the original principal amount of up to $3,000,000 (the “Note”);

WHEREAS,  as collateral security for the Secured Obligations, among other things: (a) each of the Loan Parties has granted to the Administrative Agent, for the ratable benefit of the Lenders, a lien on and security interest in all of its assets (other than Intellectual Property) pursuant to certain Security Agreements of the Loan Parties dated July 30, 2010 (the “Security Agreements”); (b) the Borrower has granted and pledged to the Administrative Agent, for the ratable benefit of the Lenders, a lien on and security interest in all of the Borrower’s right, title and interest in and to the capital stock of Virtusa Securities Corporation and Insource Holdings, Inc. pursuant to the terms of certain Pledge Agreements of the Borrower in favor of the Administrative Agent dated July 30, 2010 (the “Borrower Pledge Agreements”); (c) Holdings has granted and pledged to the Administrative Agent, for the ratable benefit of the Lenders, a lien on and security interest in all of Holdings’ right, title and interest in and to the membership interests of Insource LLC pursuant to the terms of a certain Pledge Agreement from Holdings in favor of the Administrative Agent dated July 30, 2010 (the “Holdings Pledge Agreement” and together with the Borrower Pledge Agreements, the “Pledge Agreements”); and (d) the

Borrower has entered in a Negative Pledge Agreement in favor of the Administrative Agent, for the benefit of the Lenders dated July 30, 2010 regarding the Borrower’s Intellectual Property (the “Negative Pledge”);

WHEREAS, as of the date hereof, the Lender is the only Lender under the Credit Agreement;

WHEREAS, the Loan Parties have requested the Lender to extend the Maturity Date of the Revolving Loans to July 31, 2016;

WHEREAS, it is a condition precedent to the Lender’s agreement to grant the requested extension that the Loan Parties enter into this Agreement; and

NOW, THEREFORE, in consideration of the premises set forth herein (which are incorporated herein as though fully set forth below, by this reference thereto) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

1.                                      Acknowledgments, Affirmations and Representations and Warranties.

a.                                      Each Loan Party acknowledges, affirms, represents and warrants that:

(i)                                     All of the statements contained herein are true and correct and that it understands that the Administrative Agent and the Lender are relying on the truth and completeness of such statements to enter into this Agreement.

(ii)                                  As of June 30, 2013, the Borrower is legally and validly indebted to the Lender: (x) by virtue of the Revolving Loan in the principal outstanding amount of zero ($0), and (y) by virtue of its Guarantee of the FX Guaranteed Obligations, in each case plus interest and fees accrued and accruing on each of the foregoing and costs and expenses of collection, including without limitation, attorneys’ fees, relating thereto and there is no defense, offset or counterclaim with respect to any of the foregoing or independent claim or action against the Lender or the Administrative Agent.

(iii)                               Each of Holdings and Insource LLC is legally and validly indebted to the Lender by virtue of its Loan Guaranty and there is no defense, offset or counterclaim with respect thereto or independent claim or action against the Lender or the Administrative Agent.

(iv)                              The resolutions previously adopted by the Board of Directors of each of the Borrower and Holdings and provided to the Administrative Agent and the Lender relating to the Credit Agreement and the other Loan Documents, and to the transactions and matters contained therein, have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions described herein.

(v)                                 The resolutions previously adopted by the sole member of Insource LLC and provided to the Administrative Agent and the Lender relating to the Credit Agreement and the other Loan Documents, and to the transactions and matters contained therein, have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions described herein.

(vi)                              Each of the Borrower and Holdings has the corporate power and authority to enter into, and has taken all necessary corporate action to authorize, this Agreement and the transactions contemplated hereby.

(vii)                           Insource LLC has the limited liability company power and authority to enter into, and has taken all necessary trust action to authorize, this Agreement and the transactions contemplated hereby.

(viii)                        All representations, warranties and covenants contained in, and schedules and exhibits to, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, are incorporated herein by reference and are hereby remade.

(ix)                              No Default or Event of Default currently exists under the Credit Agreement or any of the other Loan Documents.

(x)                                 The consummation of the transactions contemplated hereby is not prevented or limited by, nor does it conflict with or result in a breach of terms, conditions or provisions of, the Certificate of Incorporation or Bylaws of the Borrower or Holdings or the Articles of Organization or Operating Agreement of Insource LLC,  or any evidence of indebtedness, agreement or instrument of whatever nature to which any Loan Party is a party or by which it is bound, does not constitute a default under any of the foregoing and does not violate any federal, state or local law, regulation or order or any order of any court or agency which is binding upon any Loan Party and the consummation of the transactions contemplated hereby does not require the consent of any Person not a party to this Agreement.

2.                                      Amendments to Credit Agreement and other Loan Documents.

a.                                      Section 1.1 of the Credit Agreement entitled “Defined Terms” is hereby amended by amending and restating the definition of “Maturity Date” in its entirety as follows:

“Maturity Date” means July 31, 2016, or any earlier date on which this Agreement is terminated pursuant to the terms hereof.

b.                                      Any and all references in any Loan Document to the Credit Agreement (howsoever defined) shall mean the Credit Agreement, as amended and modified by this Agreement.

3.                                      Reaffirmation. Each Loan Party, as maker, debtor, assignor, obligor, guarantor, or in other similar capacity in which it incurs obligations to the Administrative Agent, the Issuing Bank or the Lenders under any of the Loan Documents or otherwise, hereby ratifies and reaffirms all of its respective payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and, to the extent it has granted liens or mortgages on or security interests in any of its properties pursuant to any Collateral Document as security for the Secured Obligations under or with respect to the Credit Agreement and the other Loan Documents, hereby ratifies and reaffirms such grant of liens, mortgages and security interests and confirms and agrees that with respect to liens and security interests on any right, title and interest of such Loan Party in any personal property granted pursuant to a security agreement, pledge agreement or otherwise, such liens and security interests hereafter secure all of the Secured Obligations, including without limitation, the Secured Obligations arising under the Revolving Loans, in each case as if each reference in such Collateral Document to the obligations secured thereby are construed to hereafter mean and refer to such Secured Obligations (including, without limitation, the Revolving Loans) under the Credit Agreement and other Loan Documents, as hereby amended. Each Loan Guarantor acknowledges, affirms and agrees that all Secured Obligations of the Borrower to the Administrative Agent, the Issuing Bank and the Lenders have been guaranteed by such Loan Guarantors pursuant to the terms of the Credit Agreement, including, those Secured Obligations arising under the Revolving Loans, as amended by this Agreement. The Borrower acknowledges, affirms and agrees that all obligations of any Subsidiary to the Lenders arising under or in connection with the FX Transactions has been guaranteed by the Borrower pursuant to the terms of the Credit Agreement, as amended by this Agreement. Each Loan Party acknowledges that each of the Loan Documents to which it is a party remains in full force and effect, continues to apply to the Secured Obligations, including, but not limited to, the Secured Obligations arising under the Revolving Loans, as amended by this Agreement, and are hereby ratified and confirmed. The execution of this Agreement shall not operate as a novation, waiver of any right, power or remedy of the Administrative Agent, the Issuing Bank or the Lenders nor constitute a waiver of any provision of any of the Loan Documents. The Loan Parties agree and acknowledge that this Agreement shall be deemed a Loan Document.

4.                                      Conditions Precedent. The obligation of the Lender to extend the Maturity Date as set forth herein is conditioned on the satisfaction of the following:

a.                                      The receipt by the Administrative Agent of any necessary consent to the extensions and amendments contemplated by this Agreement from any third party, if required.

b.                                      The receipt by the Administrative Agent of UCC search results which shall be satisfactory to the Administrative Agent and which shall evidence no liens on any Collateral other than those in favor of the Administrative Agent and other than those which may be acceptable to the Lender in its sole discretion.

c.                                       The receipt by the Administrative Agent of a secretary’s certificate of each of the Borrower and Holdings certifying as to the certificate of incorporation, bylaws, authorizing resolutions and incumbency and a secretary’s certificated of Insource LLC as to the articles of organization, operating agreement, authorizing resolutions and incumbency of its officers.

d.                                      The receipt by the Administrative Agent a Certificate of Legal Existence or Good Standing Certificate, as applicable with respect to each of the Loan Parties.

5.                                      No Defenses.  The Loan Parties each hereby represent and warrant to, and covenant with the Administrative Agent and the Lender that, as of the date hereof, it has no defense, offset or counterclaim of any kind or nature whatsoever against the Administrative Agent or the Lender with respect to any of the Secured Obligations or any of the Loan Documents to which it is a party, or any action previously taken or not taken by the Administrative Agent or the Lender with respect thereto.

6.                                      Fees and Expenses. The Loan Parties agree that they will pay all reasonable legal and professional fees and expenses and other reasonable expenses incurred by the Administrative Agent and the Lender in connection with this Agreement and the transactions contemplated hereby.

7.                                      Successors and Assigns.  This Agreement shall be binding upon each of the Loan Parties and upon its respective successors and assigns and shall inure to the benefit of the Administrative Agent, the Lenders and their respective successors and assigns.  The successors and assigns of such entities shall include, without limitation, their respective receivers, trustees, or debtors-in-possession.

8.                                      Governing Law.   THIS AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

9.                                      Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned as of the day and year first set forth above.

WITNESSES:

VIRTUSA CORPORATION

By:	/s/ Ranjan Kalia
Name: Ranjan Kalia
Title: EVP & CFO
Duly Authorized

INSOURCE HOLDINGS, INC.

By:	/s/ Ranjan Kalia
Name: Ranjan Kalia
Title: Treasurer
Duly Authorized

INSOURCE, LLC

By:	/s/ Ranjan Kalia
Name: Ranjan Kalia
Title: Treasurer
Duly Authorized

[Signature Page (1) to Master Reaffirmation and Amendment No. 1 to Loan Documents]

JPMORGAN CHASE BANK, N.A. as Administrative Agent

By:	/s/ Jacob Dowden
Name: Jacob Dowden
Its Senior Vice President
Duly Authorized

JPMORGAN CHASE BANK, N.A. as Lender

By:	/s/ Jacob Dowden
Name: Jacob Dowden
Its Senior Vice President
Duly Authorized

[Signature Page (2) to Master Reaffirmation and Amendment No. 1 to Loan Documents]